  UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
June 3, 2019 (May 31, 2019)

Laureate Education, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38002	52-1492296
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
                          650 South Exeter Street
Baltimore, MD 21202
(Address of principal executive offices, including zip code)

(410) 843-6100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.004 per share	LAUR	The NASDAQ Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

 Item 2.01.    Completion of Acquisition or Disposition of Assets.

On May 31, 2019, Iniciativas Culturales de Espãna S.L., a Spanish private limited liability company (“ICE”), and Laureate I B.V., a Netherlands private limited liability company (“Laureate I” and, together with ICE, the “Sellers”), both of which are indirect wholly owned subsidiaries of Laureate Education, Inc. (the “Company”), closed a previously announced transaction pursuant to the Sale and Purchase Agreement (the “Agreement”) with Samarinda Investments, S.L., a Spanish limited liability company (the “Purchaser”). Pursuant to the Agreement, the Purchaser acquired from ICE all of the issued and outstanding shares in the capital of each of Universidad Europea de Madrid, S.L.U., Iniciativas Educativas de Mallorca, S.L.U., Iniciativa Educativa UEA, S.L.U., Universidad Europea de Canarias, S.L.U., and Universidad Europea de Valencia, S.L.U. (together, the “Spain Companies”), and the Purchaser acquired from Laureate I all of the issued and outstanding shares in the capital of Ensilis—Educação e Formação, Unipessoal, Lda. (the “Portugal Company”). Three of the Spain Companies are the entities that operate Universidad Europea de Madrid, Universidad Europea de Canarias, and Universidad Europea de Valencia. The Portugal Company is the entity that operates Universidade Europeia, a comprehensive university in Portugal, and Instituto Português de Administração de Marketing (IPAM Lisbon and IPAM Porto), post-secondary schools of marketing in Portugal.

The total purchase price under the Agreement was €770 million (or approximately $857 million at the date of closing), subject to customary closing adjustments. After payment of transaction fees, receipt of working capital and other adjustments, as well as settlement of the foreign currency swaps discussed below, the net proceeds received by the Sellers were approximately $908 million, which the Company intends to use to repay indebtedness, including full repayment of the remaining balance outstanding under its 2024 Term Loan. The consummation of the sale transaction constituted a significant disposition for purposes of Item 2.01 of Form 8-K. As a result, the Company prepared the accompanying unaudited pro forma condensed consolidated financial statements in accordance with Article 11 of Regulation S-X, which are presented in Item 9.01(b).

Separately, in connection with this sale transaction, the Company put in place certain Euro to USD foreign currency swaps in order to mitigate the risk of foreign currency exposure on the sale proceeds. These swaps were settled for a net cash receipt of approximately $21 million, which is included in the $908 million of net proceeds noted above.

Forward-Looking Statements

This Current Report on Form 8-K includes certain disclosures which contain “forward-looking statements” within the meaning of the U.S. federal securities laws, which involve risks and uncertainties. You can identify forward-looking statements because they contain words such as “seek,” “intend,” “expect” or similar expressions that concern the Company’s strategy, plans or intentions. Forward-looking statements are based on the Company’s current expectations and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that may differ materially from those contemplated by the forward-looking statements, which are neither statements of historical fact nor guarantees or assurances of future performance. Important factors that could cause actual results to differ materially from the Company’s expectations are set forth under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018.

Item 9.01.    Financial Statements and Exhibits.

(b)  Pro Forma Financial Information.

The following financial information is included at the end of this Current Report on Form 8-K and is furnished herewith and incorporated herein by reference:

•                                           Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2019.

•                                           Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2018 and the three months ended March 31, 2019.

The information set forth under this Item 9.01(b) is being furnished under Items 9.01 and 2.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

(d)   Exhibits.

Exhibit No.	Exhibit Description	Form	File Number	Exhibit Number	Filing Date
2.5#	Sale and Purchase Agreement, dated December 12, 2018, by and among Iniciativas Culturales de España S.L., Laureate I B.V. and Samarinda Investments, S.L.	10-K	001-38002	2.5	02/28/2019
99.1	Press release issued by Laureate Education, Inc. on June 3, 2019

#    Laureate Education, Inc. hereby undertakes to furnish supplementally a copy of any omitted schedule or exhibit to such agreement to the U.S. Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAUREATE EDUCATION, INC.

By:	/s/ Sean P. Mulcahy
Name:	Sean P. Mulcahy
Title:	Vice President, Assistant General Counsel

Date: June 3, 2019

Pro Forma Financial Information.

The following supplemental pro forma information is presented for informational purposes only, to provide an understanding of the Company’s historical financial results as adjusted for the disposition of the Spain Companies and the Portugal Company (collectively, “Laureate Iberia”). These pro forma financial statements should not be considered a substitute for the actual historical financial information prepared in accordance with generally accepted accounting principles, as presented in the Company’s filings on Form 10-Q and 10-K. The unaudited pro forma condensed consolidated financial information disclosed in this report is for illustrative purposes only and is not necessarily indicative of results of operations that would have been achieved had the pro forma events taken place on the dates indicated, or our future consolidated results of operations.
The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2018 and the three months ended March 31, 2019 presents our condensed consolidated results of operations giving pro forma effect to the disposition of Laureate Iberia as if it had occurred on January 1, 2018. The unaudited pro forma condensed consolidated balance sheet at March 31, 2019 presents our condensed consolidated financial position giving pro forma effect to the disposition of Laureate Iberia as if it had occurred on March 31, 2019. These pro forma financial statements should be read in connection with the Company’s historical consolidated financial statements for the year ended December 31, 2018, which were included in the Form 10-K filed on February 28, 2019 and the Company's historical consolidated financial statements for the three months ended March 31, 2019, which were included in the Quarterly Report on Form 10-Q filed on May 9, 2019. In those historical consolidated financial statements, the entities included in this disposition were classified as discontinued operation for all periods presented.
The pro forma adjustments are based on currently available information, estimates and assumptions that the Company believes are reasonable in order to reflect, on a pro forma basis, the impact of this disposition on our historical financial information.

LAUREATE EDUCATION, INC. AND SUBSIDIARIES
Pro Forma Condensed Consolidated Balance Sheet - Unaudited

IN THOUSANDS, except per share amounts

	March 31, 2019
	Laureate Historical	Pro Forma Adjustments		Pro Forma

Assets
Current assets:
Cash and cash equivalents	$278,782	$—		$278,782
Restricted cash	203,633	—		203,633
Receivables:
Accounts and notes receivable	606,235	—		606,235
Other receivables	13,429	—		13,429
Allowance for doubtful accounts	(165,011)	—		(165,011)
Receivables, net	454,653	—		454,653
Other current assets	463,393	(19,489)	(a)	443,904
Total current assets	1,400,461	(19,489)		1,380,972
Property and equipment:
Land, leasehold improvements and construction in-progress	608,785	—		608,785
Buildings	651,359	—		651,359
Furniture, equipment and software	995,564	—		995,564
Accumulated depreciation and amortization	(1,018,103)	—		(1,018,103)
Property and equipment, net	1,237,605	—		1,237,605
Operating lease right-of-use assets, net	952,890	—		952,890
Goodwill	1,738,228	—		1,738,228
Tradenames and other intangible assets, net	1,136,818	—		1,136,818
Other non-current assets	1,367,519	(343,625)	(a)	1,023,894
Total assets	$7,833,521	$(363,114)		$7,470,407
Liabilities and stockholders’ equity
Current liabilities:
Other current liabilities	$1,601,672	$(84,423)	(a)	$1,517,249
Total current liabilities	1,601,672	(84,423)		1,517,249
Long-term operating leases, less current portion	871,588	—		871,588
Long-term debt and finance leases, less current portion	2,136,328	(908,334)	(b)	1,227,994
Other long-term liabilities	882,118	(159,051)	(a)	723,067
Total liabilities	5,491,706	(1,151,808)		4,339,898

Redeemable noncontrolling interests and equity	13,909	—		13,909
Stockholders’ equity:
Total Laureate Education, Inc. stockholders’ equity	2,335,388	788,694	(c)	3,124,082
Noncontrolling interests	(7,482)	—		(7,482)
Total stockholders’ equity	2,327,906	788,694		3,116,600
Total liabilities and stockholders’ equity	$7,833,521	$(363,114)		$7,470,407

LAUREATE EDUCATION, INC. AND SUBSIDIARIES
Pro Forma Condensed Consolidated Statement of Income- Unaudited

IN THOUSANDS, except per share amounts

	For the year ended December 31, 2018
	Laureate Historical	Pro Forma Adjustments		Pro Forma

Revenues	$3,350,224	$—		$3,350,224
Costs and expenses:
Direct costs	2,746,868	—		2,746,868
General and administrative expenses	299,264	—		299,264
Loss on impairment of assets	13,110	—		13,110
Operating income	290,982	—		290,982
Interest expense, net of interest income	(223,379)	53,000	(d)	(170,379)
Other gains, net of losses	60,829	—		60,829
Income from continuing operations before income taxes and equity in net income of affiliates	128,432	53,000		181,432
Income tax expense	(133,160)	—		(133,160)
Equity in net loss of affiliates, net of tax	(2)	—		(2)
Loss from continuing operations	(4,730)	53,000		48,270
Net income attributable to noncontrolling interests	(11)	—		(11)
Loss from continuing operations attributable to Laureate Education, Inc.	(4,741)	53,000		48,259
Accretion of Series A convertible redeemable preferred stock and other redeemable noncontrolling interests and equity	(62,825)	—		(62,825)
Gain upon conversion of Series A convertible redeemable preferred stock	74,110	—		74,110
Net income from continuing operations available to common stockholders for basic earnings per share	6,544	53,000		59,544
Adjusted for: accretion of Series A Preferred Stock	61,974	—		61,974
Adjusted for: gain upon conversion of Series A Preferred Stock	(74,110)	—		(74,110)
Net loss from continuing operations available to common stockholders for diluted earnings per share	$(5,592)	$53,000		$47,408

Basic and diluted earnings per share:
Basic earnings per share (weighted average shares outstanding 212,769)	$0.03	$—		$0.28
Diluted earnings per share (weighted average shares outstanding 212,769)	$(0.03)	$—		$0.22

LAUREATE EDUCATION, INC. AND SUBSIDIARIES
Pro Forma Condensed Consolidated Statement of Income- Unaudited

IN THOUSANDS, except per share amounts

	For the three months ended March 31, 2019
	Laureate Historical	Pro Forma Adjustments		Pro Forma

Revenues	$621,796	$—		$621,796
Costs and expenses:
Direct costs	652,414	—		652,414
General and administrative expenses	53,911	—		53,911
Operating loss	(84,529)	—		(84,529)
Interest expense, net of interest income	(51,102)	13,250	(d)	(37,852)
Other losses, net of gains	(9,739)	—		(9,739)
Loss from continuing operations before income taxes	(145,370)	13,250		(132,120)
Income tax benefit	35,056	—		35,056
Loss from continuing operations	(110,314)	13,250		(97,064)
Net income attributable to noncontrolling interests	(2,731)	—		(2,731)
Loss from continuing operations attributable to Laureate Education, Inc.	(113,045)	13,250		(99,795)

Accretion of other redeemable noncontrolling interests and equity	263	—		263
Net loss from continuing operations available to common stockholders	$(112,782)	$13,250		$(99,532)

Basic and diluted earnings (loss) per share:
Basic and diluted loss per share (weighted average shares outstanding 224,655)	$(0.50)	$—		$(0.44)

Notes to Unaudited Pro Forma Condensed Financial Information

(a)
Represents the elimination of the assets and liabilities associated with the disposition of Laureate Iberia. As of March 31, 2019, total assets and total liabilities included in the disposition were classified as "held for sale" in the Form 10-Q filed on May 9, 2019.

(b)	Represents the intended use of the estimated net proceeds for payment on the Company's indebtedness under its credit agreement.

(c)
Represents the net effect of the removal of the disposed net assets, offset by the net proceeds received, had the transaction closed on March 31, 2019. The estimated gain is subject to finalization and is not included in the adjustments in the unaudited pro forma consolidated income statement as this amount will be included in the consolidated income statement of the Company within the next calendar year following the disposition and is not expected to have a continuing effect on the Company’s operations.

(d)
Represents the estimated interest expense savings resulting from the intended partial repayment of the Company's indebtedness under its credit agreement using the estimated net proceeds from the disposition as described herein, assuming no tax effect. The estimated interest expense savings were derived using an interest rate of 6.0%, the interest rate in effect for the term loans under our credit agreement as of March 31, 2019.